                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: August 14, 1996
                       (Date of earliest event reported)

                              Polymer Group, Inc.
            (Exact name of registrant as specified in its charter)


      Delaware                    1-14330                      57-1003983
     (State of                   (Commission                  (IRS Employer
   Incorporation)                File Number)               Identification No.)



                              4838 Jenkins Avenue
                       North Charleston, South Carolina
                   (Address of principal executive offices)

                                     29405
                                  (Zip Code)

                                (803) 566-7293
             (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

     (a)  Financial Statements of Business Acquired

     The financial statements required by Item 7(a) relative to the acquisition of the business of FNA Polymer Corp. described in Item 2 of Form 8-K of Polymer Group, Inc. dated August 14, 1996 are attached hereto as an exhibit and incorporated herein by this reference.

     (b)  Pro Forma Unaudited Financial Information

     The pro forma unaudited financial information required by Item 7(b) relative to the FNA Acquisition described in Item 2 of Form 8-K of Polymer Group, Inc. dated August 14, 1996 is attached hereto as an exhibit and incorporated herein by this reference.

     (c)  Exhibits

     Exhibits required to be filed with this current report on Form 8-K/A Amendment No. 1 are included in the following exhibit index.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                POLYMER GROUP, INC.
                                                   (Registrant)


October 24, 1996                                /s/ Jerry Zucker
    (Date)                                      ------------------------------
                                                Jerry Zucker
                                                Chairman, President, Chief
                                                Executive Officer and Director
                                                (Principal Executive Officer)


October 24, 1996
    (Date)                                      /s/ James G. Boyd
                                                ------------------------------
                                                James G. Boyd
                                                Executive Vice President,
                                                Treasurer and Director
                                                (Principal Financial Officer
                                                and Principal Accounting
                                                Officer)

                                       3
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
   1           Financial Statements required by Item 7(a).

   2           Pro forma unaudited financial information required by Item 7(b).

  23           Consent of Coopers & Lybrand L.L.P.

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